EXHIBIT 10.1

                            K-TEL INTERNATIONAL, INC.

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT made as of the 28th day of February 2001, by and between K-TEL INTERNATIONAL, INC., a Minnesota corporation (the "Company") and K-5 Leisure Products, Inc., a Nevada corporation ("K-5").

     WHEREAS, K-5 has offered to purchase shares of common stock of the Company and the Company has agreed to issue and sell to K-5 such shares of common stock upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the terms and conditions hereinafter set forth, the parties agree as follows:

     1. SALE AND PURCHASE OF COMMON STOCK. Subject to the terms and conditions hereof, the Company agrees to sell to K-5 and K-5 agrees to purchase from the Company 3,333,333 shares of its common stock (the "Shares") at a purchase price of $.15 per share. The purchase price shall be paid by cancellation of $500,000 of the Company's indebtedness to K-5 (the "Indebtedness").

     2. CLOSING. The closing (the "Closing") shall occur at the offices of the Company on or before March 31, 2001 or at such other date as may be mutually agreed upon (the "Closing Date"). At the Closing, the Company will deliver to K-5 a certificate representing the Shares, registered in the name of K-5 (or in the name of its nominee as may be specified to the Company at least 48 hours prior to such Closing Date), against delivery to the Company of documentation evidencing a $500,000 reduction of the Indebtedness.

     3. REPRESENTATIONS AND WARRANTIES BY COMPANY. The Company represents and warrants to K-5 that:

     a. ORGANIZATION, STANDING, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the requisite corporate power and authority to own its property and to carry on its business in all material respects as it is now being conducted. The Company has the requisite corporate power and authority to issue the Shares and to otherwise perform its obligations under this Agreement and this Agreement. Copies of the Articles of Incorporation and Bylaws of the Company delivered to K-5 prior to the execution of this Agreement are true and complete copies of the duly and legally adopted Articles of Incorporation and Bylaws of the Company in effect as of the date of this Agreement.

     b. CAPITAL STOCK. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $.0l per share and 4,000,000 undesignated preferred stock, par value $.01 per share. All of the outstanding shares of the Company were duly authorized, validly issued and are fully-paid and non-assessable. The Shares, when issued and paid for as provided herein, will be duly authorized and validly issued, and fully-paid and non-assessable. No holder of any securities of the Company is entitled to any preemptive or similar rights to purchase securities from the Company in connection with the transactions contemplated herein. All outstanding securities of the Company have been issued in compliance with an exemption or exemptions from registration under the Securities Act and from registration or qualification under applicable state securities laws.

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     c. AUTHORITY. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, and has been duly executed and delivered by authorized officers of the Company. All corporate action necessary to the authorization, creation, issuance and delivery of the Shares has been taken on the part of the Company or will be taken by the Company on or prior to each Closing Date. This Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific enforcement and other equitable remedies).

     4. Representations and Warranties of K-5. K-5 represents and warrants that:

     a. INVESTMENT INTENT. The Shares to be acquired by K-5 hereunder are being purchased for K-5's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. K-5 acknowledges that the Shares have not and will not be registered under the Securities Act or any applicable state securities laws by reason of their issuance or contemplated issuance in a transaction exempt from registration under the Securities Act and such laws, and that reliance of the Company and others upon this exemption is predicated in part upon the representations contained herein. K-5 acknowledges that the Shares may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the registration requirements of the Securities Act and applicable state securities laws.

     b. ACCREDITED INVESTOR. K-5 acknowledges that it is an accredited investor within the meaning of Rule 501 under the Securities Act. K-5 further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder. K-5 further acknowledges that it has had access to all of the Company's material books and records and access to the Company's executive officers and has been provided such information with respect to the Company and its business as he has reasonably requested.

     c. ACTS AND PROCEEDINGS. This Agreement has been duly authorized by all necessary action on the part of K-5 and constitutes the valid and binding agreement of K-5 enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

     5. NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed, postage prepaid, registered or certified mail,

     a. if to K-5, addressed to K-5 at 220 Saulteaux Crescent, Winnipeg, Manitoba, Canada, R3J 3W3;

     b. if to the Company, addressed to the Company at 2605 Fernbrook Lane North, Plymouth, Minnesota 55447-4736;

and such notices or other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally when received, or if sent by mail, on the second day after mailing.

     6. SURVIVAL OF REPRESENTATIONS. All representations contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by K-5, and the sale and purchase of the Shares and payment therefor.

     7. HEADINGS. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

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     8.  CHOICE OF LAW.  It is the intention of the parties that the laws of
Minnesota, without regard to the conflicts of laws provisions thereof, shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


                          K-TEL INTERNATIONAL, INC.

                          By: /s/ Dennis W. Ward
                          ----------------------
                          Dennis W. Ward
                          Its Chief Financial Officer


                          K-5 Leisure Products, Inc.

                          By: /s/ Philip Kives
                          --------------------
                          Philip Kives
                          Its President



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